                                                     Registration No. 33-61661
 _____________________________________________________________________________

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT

                                     Under

                           THE SECURITIES ACT OF 1933

                                   __________


                                GTE CORPORATION
               (Exact name of registrant as specified in charter)

            NEW YORK                                    13-1678633
     (State of Incorporation)                        (I.R.S. Employer
                                                    Identification No.)
                               ONE STAMFORD FORUM
                          STAMFORD, CONNECTICUT 06904
                                 (203-965-2000)
         (Address and telephone number of principal executive offices)

                                J. MICHAEL KELLY
                                GTE CORPORATION
                               ONE STAMFORD FORUM
                          STAMFORD, CONNECTICUT 06904
                                 (203-965-2000)
           (Name, address and telephone number of agent for service)

                                   __________


   If the only securities registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. (X)

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ( )

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ( ) __________

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ( ) __________

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ( )

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and State of Connecticut on the 21st day of September, 1995.

                                 GTE Corporation
                                   (Registrant)

                              By:      J. MICHAEL KELLY
                                  _____________________________
                                      (J. Michael Kelly)
                                 Senior Vice President-Finance


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

(1)  Principal executive officer:



        CHARLES R. LEE                                     )
__________________________________  Chairman of the Board  )
       (Charles R. Lee)             and Chief Executive    )
                                    Officer                )
                                                           )
(2)  Principal financial officer:                          )
                                                           )
                                                           )
                                                           )
        J. MICHAEL KELLY                                   )
__________________________________  Senior Vice President- )
       (J. Michael Kelly)           Finance                )
                                                           )
                                                           )
(3)  Principal accounting officer:                         )
                                                           )September 21, 1995
                                                           )
                                                           )
        LAWRENCE R. WHITMAN                                )
_____________________________       Vice President and     )
       (Lawrence R. Whitman)        Controller             )
                                                           )
                                                           )
(4)  Directors:                                            )
                                                           )
                                                           )
                                                           )
        EDWIN L. ARTZT                                     )
_____________________________       Director               )
       (Edwin L. Artzt)                                    )
                                                           )
                                                           )
                                                           )
        JAMES R. BARKER                                    )
__________________________________  Director               )
       (James R. Barker)                                   )

        EDWARD H. BUDD                                     )
__________________________          Director               )
       (Edward H. Budd)                                    )
                                                           )
                                                           )
                                                           )
        KENT B. FOSTER                                     )
__________________________          Director               )
       (Kent B. Foster)                                    )
                                                           )
                                                           )
                                                           )
       JAMES L. JOHNSON                                    )
__________________________          Director               )
      (James L. Johnson)                                   )
                                                           )
                                                           )
                                                           )
       RICHARD W. JONES                                    )
__________________________          Director               )
      (Richard W. Jones)                                   )
                                                           )
                                                           )
                                                           )
       JAMES L. KETELSEN                                   )
__________________________          Director               )
      (James L. Ketelsen)                                  )
                                                           )
                                                           )
                                                           )
        CHARLES R. LEE                                     )
__________________________          Director               )September 21, 1995
       (Charles R. Lee)                                    )
                                                           )
                                                           )
                                                           )
       MICHAEL T. MASIN                                    )
__________________________          Director               )
      (Michael T. Masin)                                   )
                                                           )
                                                           )
                                                           )
       SANDRA O. MOOSE                                     )
__________________________          Director               )
      (Sandra O. Moose)                                    )
                                                           )
                                                           )
                                                           )
      RUSSELL E. PALMER                                    )
__________________________          Director               )
     (Russell E. Palmer)                                   )
                                                           )
                                                           )
                                                           )
        HOWARD SLOAN                                       )
__________________________          Director               )
       (Howard Sloan)                                      )
                                                           )
                                                           )
                                                           )
      ROBERT D. STOREY                                     )
__________________________          Director               )
     (Robert D. Storey)                                    )

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Post-effective Amendment to the Registration Statement on Form S-3 of our report dated January 26, 1995, included in GTE Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and to the reference to our Firm under the caption "Experts and Legal Opinions" in this Post-effective Amendment No. 1 to the Registration Statement.



                                        ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP


Stamford, Connecticut
September 20, 1995

                                 EXHIBIT INDEX


EXHIBIT
NUMBERS
_______

   3.2    By-Laws, filed herewith.

  23.3 The consent of Arthur Andersen LLP is included elsewhere in this Registration Statement.





                                      E-1